UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 2, 2010

Geospatial Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-04066	87-0554463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

229 Howes Run Road, Sarver, PA 16055

(Address of principal executive offices)

(724) 353-3400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement; Item 3.02 Unregistered Shares of Equity Securities; Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 2, 2010, Geospatial Holdings, Inc. (the “Company”) entered into a Strategic Advisory Agreement with Pace Global Energy Services, LLC (“Pace”) and Ridge Global LLC (“Ridge”) in order to provide the Company with certain strategic advisory and other support services (the “Advisory Agreement”).

Pursuant to the terms of and contemporaneously with entering into the Advisory Agreement, the Company also entered into (i) a warrant agreement pursuant to which the Company issued to Ridge a warrant to purchase 2,400,000 shares of the Company’s common stock, par value $.001 per share (the “Common Stock”) at an exercise price of $1.00 per share which warrant shall expire March 2, 2012 (the “Ridge Warrant”) and (ii) a warrant agreement pursuant to which the Company issued to Pace a warrant to purchase 1,600,000 shares of Common Stock at an exercise price of $1.00 per share which warrant shall expire March 2, 2012 (the “Pace Warrant” and together with the Ridge Warrant, the “Warrants”). The issuance of the Warrants pursuant to the Advisory Agreement was done pursuant to the exemption from the registration requirements of the Securities Act provided by Regulation D.

Further, pursuant to the terms of the Advisory Agreement, on March 2, 2010 the Company agreed to expand the number of the members of the Company’s board of directors (the “Board”) from three to five and to appoint Timothy F. Sutherland, Chairman and CEO of Pace, and Thomas J. Ridge, President and CEO of Ridge, as members of the Board to fill the newly created vacancies, both of whom will serve until the time set for the next annual meeting of the Board, or until the respective successor for each such newly appointed director is duly elected and qualified or until their respective resignation, death or removal.

The foregoing discussion provides only a brief description of the documents described above. The discussion is qualified in its entirety by the full text of the agreements, which are attached to this Current Report on Form 8-K as Exhibits 10.32 to 10.34.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

10.32	Strategic Advisory Agreement effective as of March 2, 2010 by and among Geospatial Holdings, Inc., Pace Global Energy Services, LLC and Ridge Global LLC

10.33	Warrant No. 20 issued on March 2, 2010 to Ridge Global LLC

10.34	Warrant No. 21 issued on March 2, 2010 to Pace Global Energy Services, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOSPATIAL HOLDINGS, INC.

By:	/s/ Thomas R. Oxenreiter
Name:	Thomas R. Oxenreiter
Title:	Chief Financial Officer

Date March 5, 2010.

EXHIBIT INDEX

Exhibit No.	Description
10.32	Strategic Advisory Agreement effective as of March 2, 2010 by and among Geospatial Holdings, Inc., Pace Global Energy Services, LLC and Ridge Global LLC

10.33	Warrant No. 20 issued on March 2, 2010 to Ridge Global LLC

10.34	Warrant No. 21 issued on March 2, 2010 to Pace Global Energy Services, LLC